SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUPPLEMENT DATED DECEMBER 7, 2005

TO PROSPECTUSES DATED APRIL 29, 2005
FOR KEYPORT CHARTER and KEYPORT LATITUDE,

TO PROSPECTUS DATED APRIL 30, 2004
FOR KEYPORT VISTA,

AND TO PROSPECTUSES DATED DECEMBER 31, 2003
FOR KEYPORT ADVISOR CHARTER and KEYPORT OPTIMA

ISSUED BY KEYPORT VARIABLE ACCOUNT A

TO PROSPECTUSES DATED APRIL 30, 2004
FOR COLUMBIA ALL-STAR, COLUMBIA ALL-STAR EXTRA,
COLUMBIA ALL-STAR FREEDOM, and COLUMBIA ALL-STAR TRADITIONS

ISSUED BY SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

This supplement contains information about the AIM V.I. Premier Equity Fund (the "Fund").

The Board of Trustees of the Fund has approved a proposal to reorganize the Fund into the respective Acquiring Fund listed below, subject to shareholder approval and the satisfaction of certain other conditions. If shareholders of the Fund approve the proposal relating to the reorganization of the Fund, and all other conditions are satisfied or waived, all of the assets of the Fund will be transferred to the respective Acquiring Fund and shareholders of the Fund will receive shares of the respective Acquiring Fund in exchange for their shares. Shareholders of the Fund are scheduled to vote on the proposal relating to the reorganization of the Fund at a special meeting of shareholders to be held on or about April 4, 2006. If approved at the special meeting, the reorganizations are proposed to take place shortly thereafter.

Fund	Acquiring Fund

AIM V.I. Premier Equity Fund	AIM V.I. Core Equity Fund

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

AIMEQUITY.SUP(US) 12/05